UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2023
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Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor
Los Angeles,	California	90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange
Hudson Pacific Properties, Inc.	4.750% Series C Cumulative Redeemable Preferred Stock	HPP Pr C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Hudson Pacific Properties, Inc    ☐

Hudson Pacific Properties, L.P.    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.    ☐

Hudson Pacific Properties, L.P.    ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 27, 2023, Hudson Pacific Properties, Inc. (the “Company”), through a joint venture with Macerich in which the Company owns a 75.0% ownership interest, completed the sale of the property located at 10800, 10830 and 10850 West Pico Boulevard, Los Angeles, California, commonly known as “One Westside” and “Westside Two” (collectively, the “Property”), for a gross sale price of $700.0 million (before certain credits, prorations and closing costs). The Property was sold to The Regents of the University of California, with whom the Company has no other relationship. In connection with the disposition of the Property, the Company repaid the One Westside construction loan, which loan was secured by the Property, in the amount of $324.6 million.

Item 7.01 Regulation FD Disclosure.

On January 3, 2024, the Company issued a press release announcing the sale of the Property in an all-cash transaction. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The press release is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for the purposes of Section 18 of, or incorporated by reference into the filings of the Company under, the Securities Exchange Act of 1934, or as amended.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro forma financial information.

The following unaudited pro-forma consolidated financial information of the Company and Hudson Pacific Properties, L.P., a Maryland limited partnership of which the Company serves as the sole general partner, is filed as Exhibit 99.2 hereof and incorporated herein by reference:

1.Unaudited Pro Forma Financial Information;

2.Unaudited Pro Forma Condensed Balance Sheets as of September 30, 2023;

3.Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2023; and

4.Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2022.

(d)	Exhibits.

Exhibit No.	Description
99.1**	Press release dated January 3, 2024 regarding the Company’s disposition of One Westside and Westside Two.
99.2	Pro forma financial statements.
104	Cover page interactive data file (embedded within the Inline XBRL document).
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**    Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 3, 2024

HUDSON PACIFIC PROPERTIES, INC.

	By:	/s/ Mark T. Lammas
Mark T. Lammas
President
HUDSON PACIFIC PROPERTIES, L.P.
	By:	Hudson Pacific Properties, Inc., Its General Partner

	By:	/s/ Mark T. Lammas
Mark T. Lammas
President